SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 20, 1998


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-24327-04              13-3416059
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


250 Vesey Street, World Financial Center,
North Tower, 17th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-0336

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 20
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1998-FF1 (the "Certificates") . The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 11, 1998 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, First Franklin Financial Corporation, as master servicer, Option One Mortgage Corporation, as servicer, and Chase Bank of Texas, N.A., as trustee (the Trustee). On June 22, 1998, July 20, 1998, August 20, 1998, and September 20, 1998 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on June 22, 1998, July 20,1998, August 20, 1998 and September 20, 1998 filed as Exhibit 99.1,
                 Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHASE BANK OF TEXAS, N.A.,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    October 1, 1998              By:  /s/ Bob Rakestraw
                                        Bob Rakestraw
                                        Vice President & Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         June 22, 1998.

        99.2             Monthly Certificateholder Statement on             9
                         July 20, 1998.

        99.3             Monthly Certificateholder Statement on            13
                         August 20, 1998.

        99.4             Monthly Certificateholder Statement on            17
                         September 20, 1998.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on June 22, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                   FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           06/22/98                                                                                         PAGE #      1
RECORD DATE:         05/31/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Inter-                               Ending      Ending
               Original      Beginning                    Interest   est    LIBOR               Applied   Certif-     Aggregate
               Certificate   Certificate    Principal     Distri-    Carry- Carry- Total        Realized  icate       Loan
Class Cusip #  Balance       Balance        Distribution  bution     over   over   Distribution Loss      Balance     Balance
------------------------------------------------------------------------------------------------------------------------------------
A-1 589929QV3 170,904,000.00 170,904,000.00 2,497,042.17  303,206.25    -        -  2,800,248.42   - 168,406,957.83

M-1 589929QW1  11,889,000.00  11,889,000.00      -         21,891.86    -        -     21,891.86   -  11,889,000.00

M-2 589929QX9   9,412,000.00   9,412,000.00      -         17,934.76    -        -     17,934.76   -   9,412,000.00

B   589929QY7   5,945,000.00   5,945,000.00      -          12,272.92   -        -     12,272.92   -    5,945,000.00 196,722,521.56

X      N/A        N/A          N/A              N/A         30,878.43 172,515.25 N/A   30,878.43   N/A    N/A

R      N/A        N/A          N/A              N/A            -        N/A      N/A      -        N/A    N/A


===================================================================================================================================
TOTALS N/A    198,150,000.00 198,150,000.00 2,497,042.17  386,184.21  172,515.25 -  2,883,226.38   -  195,652,957.83 196,722,521.56
===================================================================================================================================




Factor Information Per $1,000                                                    Pass Through Rate

---------------------------------------------------------------------------------------------------
                       Principal            Principal                End Prin            Current
Class     Cusip #      Distribution         Distribution             Balance          Pass Through
                                                                                          Rate
---------------------------------------------------------------------------------------------------
 A-1   589929QV3       14.61078834           1.774131944            985.3892117           0.0580625
 M-1   589929QW1        0                    1.841354167           1000                   0.0602625
 M-2   589929QX9        0                    1.905520833           1000                   0.0623625
  B    589929QY7        0                    2.064409722           1000                   0.0675625


----------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below

--------------------------------------------------------------------------

Bob Rakestraw
Chase Bank of Texas, N.A.
600 Travis Street, 10th Floor
Houston, Texas 77002
(713) 216-5884

---------------------------------------------------------------------------
CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

-----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                   FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           06/22/98                                                           PAGE #       2
   RECORD DATE:         05/31/98


                                              --------------------------------------------------------------------------
    Sec. 4.02 (6)-(8)                                                    Realized Loss Amount
                                              --------------------------------------------------------------------------
                                                             Applied          Unpaid           Applied Realized
                                                  Class       Realized Loss    Realized Loss    Loss Amortization
                                              --------------------------------------------------------------------------
                                                 A-1                 -              -                        -
   Sec. 4.02 (11)-(13)                           M-1                 -              -                        -
                                                 M-2                 -              -                        -
   Sec. 4.02 (16)-(18)                           B                   -              -                        -
                                               --------------------------------------------------------------------------
   Sec. 4.02 (19)                                Total               -              -                        -
                                               --------------------------------------------------------------------------

   Sec. 4.02 (20)   Interest Remittance Amount                                                                 1,453,399.88

   Sec. 4.02 (21)   Principal Remittance Amount                                                                1,432,303.44

   Sec. 4.02 (22)   Monthly Excess Cash Flow Amount                                                            1,064,738.73

   Sec. 4.02 (23)   Extra Principal Distribution Flow Amount for this Distribution Date                        1,064,738.73

   Sec. 4.02 (24)   Monthly Excess Interest Amount for this Distribution Date                                  1,064,738.73

   Sec. 4.02 (25)   Targeted Overcollateralization for this Distribution Date                                  2,972,250.00

   Sec. 4.02 (26)   Overcollateralization Amount for this Distribution Date                                        4,825.00

   Sec. 4.02 (27)   Overcollateralization Deficiency for this Distribution Date                                2,967,425.00

   Sec. 4.02 (28)   Overcollateralization Release Amount for this Distribution Date                                     -

   Sec. 4.02 (29)   Aggregate Master Servicer Fee Amount                                                           16,512.90
                    Aggregate Servicer Fee Amount                                                                  66,051.61

   Sec. 4.02 (30)   Aggregate Amount of Monthly Advances for this Distribution Date                                     -

   Sec. 4.02 (31)   The Aggregate Stated Principal Balance of the Mortgage Loans and
                    any REO Properties at the close of business for this Distribution Date                    196,722,521.56

   Sec. 4.02 (32)   The Number of Mortgage Loans                                                                        -
                    The Aggregate Principal Balance of the Mortgage Loans                                     196,722,521.56
                    The Weighted Average Remaining Term to Maturity of the Mortgage Loans                               -
                    The Weighted Average Mortgage Rate                                                              8.60542%



   Sec. 4.02 (33)   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans

                                                        -----------------------------------------------------------------
                                                                                      Number of Loans      Principal
                                                                                                           Balance
                                                        -----------------------------------------------------------------
                                                        30 Days Past Due                            -                -
                                                        60 Days Past Due                            -                -
                                                        90 or MoRe Days Past Due                    -                -
                                                        Foreclosure proceedings have been completed -                -
                                                        Related mortgagor has filed for bankruptcy  -                -
                                                       ------------------------------------------------------------------



   Sec. 4.02 (34)   With respect to any Mortgage Loans that became an REO property during the preceding calendar month.

                                              -----------------------------------------------------------
                                                      Number             Unpaid      Stated Principal
                                                                       Principal          Balance
                                                                        Balance
                                              -----------------------------------------------------------
                                                          -                -                 -
                                             ------------------------------------------------------------

   Sec. 4.02 (35)    The Book Value of any REO Property as of the close of business on the last Business Day
                     preceding the Distribution Date                                                                    -

   Sec. 4.02 (36)    The aggregate amount of Principal Prepayment made during the related Collection Period     1,321,674.27

   Sec. 4.02 (37)    The aggregate amount of Realized Losses incurred during the related Collection Period              -

   Sec. 4.02 (38)    The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from
                     the Collection Account or Distribution Account                                                     -

   Sec. 4.02 (41)    The aggregate amount of any Prepayment Interest Shortfalls
                     to the extent not covered by payments by the Master Servicer                                       -

   Sec. 4.02 (44)    The three-month rolling average of 60+ Day Delinquent Loans                                        -

   Sec. 4.02 (45)    The unpaid principal balance of each mortgage
                         a)   Which has been substituted pursuant to Section 2.03                                       -
                         b)   Purchased pursuant to Section 2.03, 3.16, or 10.01                                        -
                         c)   For which a liquidation Event has occurred                                                -

   Sec. 4.02 (46)    Whether a Servicing Termination Trigger has occurred                                               No



CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

                                  Exhibit 99.2

              Monthly Certificateholder Statement on July 20, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                  FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           07/20/98                                                                                         PAGE #      1
RECORD DATE:         06/30/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Inter-                               Ending      Ending
               Original      Beginning                    Interest   est    LIBOR               Applied   Certif-     Aggregate
               Certificate   Certificate    Principal     Distri-    Carry- Carry- Total        Realized  icate       Loan
Class Cusip #  Balance       Balance        Distribution  bution     over   over   Distribution Loss      Balance     Balance
------------------------------------------------------------------------------------------------------------------------------------
A-1 589929QV3 170,904,000.00 168,406,957.83 1,965,798.57 **762,662.50   -        -  2,728,461.07  -  166,441,159.26

M-1 589929QW1  11,889,000.00  11,889,000.00      -          55,724.73   -        -     55,724.73   -  11,889,000.00

M-2 589929QX9   9,412,000.00   9,412,000.00      -          45,065.40   -        -     45,065.40   -   9,412,000.00

B   589929QY7   5,945,000.00   5,945,000.00      -          28,465.13   -        -     28,465.13   -   5,945,000.00  194,803,877.40

X      N/A        N/A          N/A              N/A         10,786.21 580,670.53 N/A   10,786.21   N/A    N/A

R      N/A        N/A          N/A              N/A            -        N/A      N/A      -        N/A    N/A


===================================================================================================================================
TOTALS N/A    198,150,000.00 195,652,957.83 1,965,798.57  902,703.97  580,670.53 -  2,868,502.54   -  193,687,159.26 194,803,877.40
===================================================================================================================================

**Class A-1 interest was calculated as if the beginning balance were $168,881.131.65


Factor Information Per $1,000                                                    Pass Through Rate

---------------------------------------------------------------------------------------------------
                       Principal            Principal                End Prin            Current
Class     Cusip #      Distribution         Distribution             Balance          Pass Through
                                                                                          Rate
---------------------------------------------------------------------------------------------------
 A-1   589929QV3       11.50235553           4.515972222           976.66136              0.0580625
 M-1   589929QW1        0                    4.687083333           1000                   0.0602625
 M-2   589929QX9        0                    4.788078837           1000                   0.061561014
  B    589929QY7        0                    4.788078837           1000                   0.061561014


----------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below

--------------------------------------------------------------------------

Bob Rakestraw
Chase Bank of Texas, N.A.
600 Travis Street, 10th Floor
Houston, Texas 77002
(713) 216-5884

---------------------------------------------------------------------------
CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

-----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                 FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           07/20/98                                                           PAGE #       2
   RECORD DATE:         06/30/98


                                              --------------------------------------------------------------------------
    Sec. 4.02 (6)-(8)                                                    Realized Loss Amount
                                              --------------------------------------------------------------------------
                                                             Applied          Unpaid           Applied Realized
                                                  Class       Realized Loss    Realized Loss    Loss Amortization
                                              --------------------------------------------------------------------------
                                                 A-1                 -              -                        -
   Sec. 4.02 (11)-(13)                           M-1                 -              -                        -
                                                 M-2                 -              -                        -
   Sec. 4.02 (16)-(18)                           B                   -              -                        -
                                               --------------------------------------------------------------------------
   Sec. 4.02 (19)                                Total               -              -                        -
                                               --------------------------------------------------------------------------

   Sec. 4.02 (20)   Interest Remittance Amount                                                                   952,317.41
                    Prepayment Penalties Amount                                                                   10,786.21
   Sec. 4.02 (21)   Principal Remittance Amount                                                                1,918,644.16

   Sec. 4.02 (22)   Monthly Excess Cash Flow Amount                                                               47,154.41

   Sec. 4.02 (23)   Extra Principal Distribution Flow Amount for this Distribution Date                           47,154.41

   Sec. 4.02 (24)   Monthly Excess Interest Amount for this Distribution Date                                     47,154.41

   Sec. 4.02 (25)   Targeted Overcollateralization for this Distribution Date                                  2,972,250.00

   Sec. 4.02 (26)   Overcollateralization Amount for this Distribution Date                                      595,389.91

   Sec. 4.02 (27)   Overcollateralization Deficiency for this Distribution Date                                2,376,860.09

   Sec. 4.02 (28)   Overcollateralization Release Amount for this Distribution Date                                     -

   Sec. 4.02 (29)   Aggregate Master Servicer Fee Amount                                                           16,393.54
                    Aggregate Servicer Fee Amount                                                                  65,574.17

   Sec. 4.02 (30)   Aggregate Amount of Monthly Advances for this Distribution Date                               642,260.68

   Sec. 4.02 (31)   The Aggregate Stated Principal Balance of the Mortgage Loans and
                    any REO Properties at the close of business for this Distribution Date                    194,803,877.40

   Sec. 4.02 (32)   The Number of Mortgage Loans                                                                    1,398.00
                    The Aggregate Principal Balance of the Mortgage Loans                                     194,803,877.40
                    The Weighted Average Remaining Term to Maturity of the Mortgage Loans                                354
                    The Weighted Average Mortgage Rate                                                              8.61939%



   Sec. 4.02 (33)   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans

                                                        -----------------------------------------------------------------
                                                                                      Number of Loans      Principal
                                                                                                           Balance
                                                        -----------------------------------------------------------------
                                                        30 Days Past Due                            -                -
                                                        60 Days Past Due                            -                -
                                                        90 or MoRe Days Past Due                    -                -
                                                        Foreclosure proceedings have been completed -                -
                                                        Related mortgagor has filed for bankruptcy  -                -
                                                       ------------------------------------------------------------------



   Sec. 4.02 (34)   With respect to any Mortgage Loans that became an REO property during the preceding calendar month.

                                              -----------------------------------------------------------
                                                      Number             Unpaid      Stated Principal
                                                                       Principal          Balance
                                                                        Balance
                                              -----------------------------------------------------------
                                                          -                -                 -
                                             ------------------------------------------------------------

   Sec. 4.02 (35)    The Book Value of any REO Property as of the close of business on the last Business Day
                     preceding the Distribution Date                                                                    -

   Sec. 4.02 (36)    The aggregate amount of Principal Prepayment made during the related Collection Period     1,808,496.29

   Sec. 4.02 (37)    The aggregate amount of Realized Losses incurred during the related Collection Period              -

   Sec. 4.02 (38)    The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from
                     the Collection Account or Distribution Account                                                     -

   Sec. 4.02 (41)    The aggregate amount of any Prepayment Interest Shortfalls
                     to the extent not covered by payments by the Master Servicer                                       -

   Sec. 4.02 (44)    The three-month rolling average of 60+ Day Delinquent Loans                                        -

   Sec. 4.02 (45)    The unpaid principal balance of each mortgage
                         a)   Which has been substituted pursuant to Section 2.03                                       -
                         b)   Purchased pursuant to Section 2.03, 3.16, or 10.01                                        -
                         c)   For which a liquidation Event has occurred                                                -

   Sec. 4.02 (46)    Whether a Servicing Termination Trigger has occurred                                               No



CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

                                  Exhibit 99.3

              Monthly Certificateholder Statement on August 20, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                 FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           08/20/98                                                                                         PAGE #      1
RECORD DATE:         07/31/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Inter-                              Ending      Ending
               Original      Beginning                    Interest    est    LIBOR  Total       Applied   Certif-     Aggregate
               Certificate   Certificate    Principal     Distri-     Carry- Carry- Distri-     Realized  icate       Loan
Class Cusip #  Balance       Balance        Distribution  bution      over   over   bution      Loss      Balance     Balance
------------------------------------------------------------------------------------------------------------------------------------
A-1 589929QV3 170,904,000.00 166,441,159.26 2,656,976.04 832,176.90     -      -  3,489,152.94     -   163,784,183.22

M-1 589929QW1  11,889,000.00  11,889,000.00      -        61,695.24     -      -     61,695.24     -    11,889,000.00

M-2 589929QX9   9,412,000.00   9,412,000.00      -        50,543.42     -      -     50,543.42     -     9,412,000.00

B   589929QY7   5,945,000.00   5,945,000.00      -        34,587.31     -      -     34,587.31     -     5,945,000.00 192,568,333.06

X      N/A        N/A          N/A              N/A       41,817.76 1,035,499.19 N/A 41,817.76    N/A        N/A

R      N/A        N/A          N/A              N/A            -        N/A      N/A      -       N/A        N/A


===================================================================================================================================
TOTALS N/A    198,150,000.00 193,687,159.29 2,656,976.04 1,020,820.63 1,035,499.19 - 3,677,796.67   -  191,030,183.22 192,568,333.06
===================================================================================================================================




Factor Information Per $1,000                                                    Pass Through Rate

---------------------------------------------------------------------------------------------------
                       Principal            Interest                 End Prin            Current
Class     Cusip #      Distribution         Distribution             Balance          Pass Through
                                                                                          Rate
---------------------------------------------------------------------------------------------------
 A-1   589929QV3       15.5465995            4.999826389           958.3402566            0.0580625
 M-1   589929QW1        0                    5.189270833          1000                    0.0602625
 M-2   589929QX9        0                    5.370104167          1000                    0.0623625
  B    589929QY7        0                    5.817881944          1000                    0.0675625


----------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below

--------------------------------------------------------------------------

Bob Rakestraw
Chase Bank of Texas, N.A.
600 Travis Street, 10th Floor
Houston, Texas 77002
(713) 216-5884

---------------------------------------------------------------------------
CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

-----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                 FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           08/20/98                                                           PAGE #       2
   RECORD DATE:         07/31/98


                                              --------------------------------------------------------------------------
    Sec. 4.02 (6)-(8)                                                    Realized Loss Amount
                                              --------------------------------------------------------------------------
                                                             Applied          Unpaid           Applied Realized
                                                  Class       Realized Loss    Realized Loss    Loss Amortization
                                              --------------------------------------------------------------------------
                                                 A-1                 -              -                        -
   Sec. 4.02 (11)-(13)                           M-1                 -              -                        -
                                                 M-2                 -              -                        -
   Sec. 4.02 (16)-(18)                           B                   -              -                        -
                                               --------------------------------------------------------------------------
   Sec. 4.02 (19)                                Total               -              -                        -
                                               --------------------------------------------------------------------------

   Sec. 4.02 (20)   Interest Remittance Amount                                                                 1,444,687.38
                    (INCLUDES Prepayment Penalties Received)                                                      41,817.76
   Sec. 4.02 (21)   Principal Remittance Amount                                                                2,235,544.34

   Sec. 4.02 (22)   Monthly Excess Cash Flow Amount                                                              421,431.70

   Sec. 4.02 (23)   Extra Principal Distribution Flow Amount for this Distribution Date                          421,431.70

   Sec. 4.02 (24)   Monthly Excess Interest Amount for this Distribution Date                                    421,431.70

   Sec. 4.02 (25)   Targeted Overcollateralization for this Distribution Date                                  2,972,250.00

   Sec. 4.02 (26)   Overcollateralization Amount for this Distribution Date                                    1,116,718.14

   Sec. 4.02 (27)   Overcollateralization Deficiency for this Distribution Date                                1,855,531.86

   Sec. 4.02 (28)   Overcollateralization Release Amount for this Distribution Date                                     -

   Sec. 4.02 (29)   Aggregate Master Servicer Fee Amount                                                           16,233.66
                    Aggregate Servicer Fee Amount                                                                  64,934.63

   Sec. 4.02 (30)   Aggregate Amount of Monthly Advances for this Distribution Date                             1,085,992.77

   Sec. 4.02 (31)   The Aggregate Stated Principal Balance of the Mortgage Loans and
                    any REO Properties at the close of business for this Distribution Date                    192,568,333.06

   Sec. 4.02 (32)   The Number of Mortgage Loans                                                                    1,380.00
                    The Aggregate Principal Balance of the Mortgage Loans                                     192,568,333.06
                    The Weighted Average Remaining Term to Maturity of the Mortgage Loans                                353
                    The Weighted Average Mortgage Rate                                                              8.62674%



   Sec. 4.02 (33)   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans

                                                        -----------------------------------------------------------------
                                                                                      Number of Loans      Principal
                                                                                                           Balance
                                                        -----------------------------------------------------------------
                                                        30 Days Past Due                            -                -
                                                        60 Days Past Due                            -                -
                                                        90 or MoRe Days Past Due                    -                -
                                                        Foreclosure proceedings have been completed -                -
                                                        Related mortgagor has filed for bankruptcy  -                -
                                                       ------------------------------------------------------------------



   Sec. 4.02 (34)   With respect to any Mortgage Loans that became an REO property during the preceding calendar month.

                                              -----------------------------------------------------------
                                                      Number             Unpaid      Stated Principal
                                                                       Principal          Balance
                                                                        Balance
                                              -----------------------------------------------------------
                                                          -                -                 -
                                             ------------------------------------------------------------

   Sec. 4.02 (35)    The Book Value of any REO Property as of the close of business on the last Business Day
                     preceding the Distribution Date                                                                    -

   Sec. 4.02 (36)    The aggregate amount of Principal Prepayment made during the related Collection Period     2,125,933.26

   Sec. 4.02 (37)    The aggregate amount of Realized Losses incurred during the related Collection Period              -

   Sec. 4.02 (38)    The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from
                     the Collection Account or Distribution Account                                                     -

   Sec. 4.02 (41)    The aggregate amount of any Prepayment Interest Shortfalls
                     to the extent not covered by payments by the Master Servicer                                       -

   Sec. 4.02 (44)    The three-month rolling average of 60+ Day Delinquent Loans                                        -

   Sec. 4.02 (45)    The unpaid principal balance of each mortgage
                         a)   Which has been substituted pursuant to Section 2.03                                       -
                         b)   Purchased pursuant to Section 2.03, 3.16, or 10.01                                        -
                         c)   For which a liquidation Event has occurred                                                -

   Sec. 4.02 (46)    Whether a Servicing Termination Trigger has occurred                                               No



CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

                                  Exhibit 99.4

              Monthly Certificateholder Statement on September 20, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                  FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                        SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           09/20/98                                                                                         PAGE #      1
RECORD DATE:         08/31/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Inter-                              Ending      Ending
               Original      Beginning                    Interest    est    LIBOR  Total       Applied   Certif-     Aggregate
               Certificate   Certificate    Principal     Distri-     Carry- Carry- Distri-     Realized  icate       Loan
Class Cusip #  Balance       Balance        Distribution  bution      over   over   bution      Loss      Balance     Balance
------------------------------------------------------------------------------------------------------------------------------------
A-1 589929QV3 170,904,000.00 163,784,183.22 2,293,945.18 817,790.99     -      -  3,111,736.16     -   161,490,238.04

M-1 589929QW1  11,889,000.00  11,889,000.00      -        61,615.28     -      -     61,615.28     -    11,889,000.00

M-2 589929QX9   9,412,000.00   9,412,000.00      -        50,480.12     -      -     50,480.12     -     9,412,000.00

B   589929QY7   5,945,000.00   5,945,000.00      -        34,547.33     -      -     34,547.33     -     5,945,000.00 190,695,256.68

X      N/A        N/A          N/A              N/A       10,080.69   548,311.90 N/A 10,080.69    N/A        N/A

R      N/A        N/A          N/A              N/A            -        N/A      N/A      -       N/A        N/A


===================================================================================================================================
TOTALS N/A    198,150,000.00 191,030,183.22 2,293,945.18   974,514.41  548,311.90 - 3,268,459.59   -  188,736,238.04  190,695,256.68
===================================================================================================================================




Factor Information Per $1,000                                                    Pass Through Rate

---------------------------------------------------------------------------------------------------
                       Principal            Interest                 End Prin            Current
Class     Cusip #      Distribution         Distribution             Balance          Pass Through
                                                                                          Rate
---------------------------------------------------------------------------------------------------
 A-1   589929QV3       13.34479372           4.7850898            944.9178372             0.0579844
 M-1   589929QW1        0                    5.182545556         1000                     0.0601844
 M-2   589929QX9        0                    5.363378889         1000                     0.0622844
  B    589929QY7        0                    5.811156667         1000                     0.0674844


----------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below

--------------------------------------------------------------------------

Bob Rakestraw
Chase Bank of Texas, N.A.
600 Travis Street, 10th Floor
Houston, Texas 77002
(713) 216-5884

---------------------------------------------------------------------------
CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

-----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           09/20/98                                                           PAGE #       2
   RECORD DATE:         08/31/98


                                              --------------------------------------------------------------------------
    Sec. 4.02 (6)-(8)                                                    Realized Loss Amount
                                              --------------------------------------------------------------------------
                                                             Applied          Unpaid           Applied Realized
                                                  Class       Realized Loss    Realized Loss    Loss Amortization
                                              --------------------------------------------------------------------------
                                                 A-1                 -              -                        -
   Sec. 4.02 (11)-(13)                           M-1                 -              -                        -
                                                 M-2                 -              -                        -
   Sec. 4.02 (16)-(18)                           B                   -              -                        -
                                               --------------------------------------------------------------------------
   Sec. 4.02 (19)                                Total               -              -                        -
                                               --------------------------------------------------------------------------

   Sec. 4.02 (20)   Interest Remittance Amount                                                                 1,387,709.62
                    Prepayment Penalties Received                                                                 10,080.69
   Sec. 4.02 (21)   Principal Remittance Amount                                                                1,873,076.38

   Sec. 4.02 (22)   Monthly Excess Cash Flow Amount                                                              407,602.25

   Sec. 4.02 (23)   Extra Principal Distribution Flow Amount for this Distribution Date                          407,602.25

   Sec. 4.02 (24)   Monthly Excess Interest Amount for this Distribution Date                                    407,602.25

   Sec. 4.02 (25)   Targeted Overcollateralization for this Distribution Date                                  2,972,250.00

   Sec. 4.02 (26)   Overcollateralization Amount for this Distribution Date                                   (1,118,826.20)

   Sec. 4.02 (27)   Overcollateralization Deficiency for this Distribution Date                                4,091,076.20

   Sec. 4.02 (28)   Overcollateralization Release Amount for this Distribution Date                                     -

   Sec. 4.02 (29)   Aggregate Master Servicer Fee Amount                                                           16,047.36
                    Aggregate Servicer Fee Amount                                                                  64,189.44

   Sec. 4.02 (30)   Aggregate Amount of Monthly Advances for this Distribution Date                                     -

   Sec. 4.02 (31)   The Aggregate Stated Principal Balance of the Mortgage Loans and
                    any REO Properties at the close of business for this Distribution Date                    190,695,256.68

   Sec. 4.02 (32)   The Number of Mortgage Loans                                                                    1,368.00
                    The Aggregate Principal Balance of the Mortgage Loans                                     190,695,256.68
                    The Weighted Average Remaining Term to Maturity of the Mortgage Loans                                352
                    The Weighted Average Mortgage Rate                                                             12.27100%


   Sec. 4.02 (33)   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans

                                                        -----------------------------------------------------------------
                                                                                      Number of Loans      Principal
                                                                                                           Balance
                                                        -----------------------------------------------------------------
                                                        30 Days Past Due                            -                -
                                                        60 Days Past Due                            -                -
                                                        90 or MoRe Days Past Due                    -                -
                                                        Foreclosure proceedings have been completed -                -
                                                        Related mortgagor has filed for bankruptcy  -                -
                                                       ------------------------------------------------------------------



   Sec. 4.02 (34)   With respect to any Mortgage Loans that became an REO property during the preceding calendar month.

                                              -----------------------------------------------------------
                                                      Number             Unpaid      Stated Principal
                                                                       Principal          Balance
                                                                        Balance
                                              -----------------------------------------------------------
                                                          -                -                 -
                                             ------------------------------------------------------------

   Sec. 4.02 (35)    The Book Value of any REO Property as of the close of business on the last Business Day
                     preceding the Distribution Date                                                                    -

   Sec. 4.02 (36)    The aggregate amount of Principal Prepayment made during the related Collection Period     1,763,575.44

   Sec. 4.02 (37)    The aggregate amount of Realized Losses incurred during the related Collection Period              -

   Sec. 4.02 (38)    The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from
                     the Collection Account or Distribution Account                                                     -

   Sec. 4.02 (41)    The aggregate amount of any Prepayment Interest Shortfalls
                     to the extent not covered by payments by the Master Servicer                                       -

   Sec. 4.02 (44)    The three-month rolling average of 60+ Day Delinquent Loans                                        -

   Sec. 4.02 (45)    The unpaid principal balance of each mortgage
                         a)   Which has been substituted pursuant to Section 2.03                                       -
                         b)   Purchased pursuant to Section 2.03, 3.16, or 10.01                                        -
                         c)   For which a liquidation Event has occurred                                                -

   Sec. 4.02 (46)    Whether a Servicing Termination Trigger has occurred                                               No



CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER
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